EXHIBIT 99.2

                     CERTIFICATION PURSUANT TO SECTION 1350

In connection with the amended Annual Report of Dominion Resources Inc. (the Company) on Form 10-KSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Joseph Bellantoni, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Bellantoni
---------------------
Joseph Bellantoni
Chief Executive Officer

April 9, 2003

A signed original of this written statement required by Section 906 has been provided to Dominion Resources Inc. and will be retained by Dominion Resources Inc and furnished to the Securities and Exchange Commission or its staff upon request.